BUSINESS COMBINATIONS IN 2015	12 Months Ended
Dec. 31, 2017
Disclosure of detailed information about business combination [abstract]
BUSINESS COMBINATIONS IN 2015

NOTE 27 — BUSINESS COMBINATIONS IN 2015

TORM A/S' Restructuring was completed on 13 July 2015 and included inter alia a contribution by OCM Njord Holdings S.à.r.l. ("Njord Luxco") of its 100% owned subsidiary Njord to TORM A/S in exchange for a controlling interest in TORM A/S.

Following the implementation of the Restructuring, Njord Luxco, held 61.99% of the voting rights (excluding the voting rights attached to the C Share) in TORM A/S, and its subsidiaries, including Njord and Njord's subsidiaries (the "Combined Group"), and controlled the Combined Group in accordance with IFRS 10 "Consolidated financial statements", as it controlled the majority of the voting rights in the Combined Group. Accordingly, the contribution of Njord by Njord Luxco in exchange for a controlling interest in the Combined Group was accounted for as a reverse acquisition in accordance with IFRS 3, "Business Combinations", which means that for financial reporting purposes, Njord was considered the accounting acquirer and the continuing reporting entity.

Consequently, the consolidated financial statements of TORM following the Restructuring were a continuation of the financial statements of Njord as the reporting continuing entity, despite TORM A/S being the legal acquirer and the continuing publicly listed company.

Njord's purchase price for a controlling interest in TORM A/S is calculated as the fair value of the interest in Njord that the existing shareholders and warrant holders of TORM A/S would have received, had the business combination of TORM A/S and Njord not been a reverse acquisition. The value is based on the value agreed between TORM A/S, Njord Luxco and certain of TORM A/S' pre- Restructuring shareholders and lenders for the purposes of determining the ownership interest in TORM A/S obtained by Njord Luxco in exchange for the contribution of Njord.

Goodwill that arose in the combination related to the benefit of expected synergies from combining operations of the acquiree and the acquirer. These benefits were not recognized separately from goodwill, because they did not meet the recognition criteria for identifiable intangible assets.

The freight and other receivables acquired with a total fair value of USD 60.0m had a gross contractual amount of USD 61.9m. The best estimate at the acquisition date of the contractual cash flows not to expected to be collected is USD 1.9m.

No acquisition-related costs were incurred.

Since the acquisition date, revenue of USD 390.8m and profit for the period ended 31 December 2015 of USD 88.2m are included in the consolidated income statement in 2015.

Had the business combination been effected as of 1 January 2015, the revenue of the combined Group would have been USD 854.3m and the profit for the year would have been USD 186.7m in 2015.

Assets acquired and liabilities assumed in the business combination at fair value

USDm
Tangible fixed assets	859.9
Investment in joint ventures	0.3
Bunkers	27.8
Freight receivables	53.4
Other receivables	6.6
Prepayments	10.6
Cash and cash equivalents	77.5
Deferred tax liabilities	-45.1
Mortgage debt and bank loans	-560.7
Finance lease liabilities	-13.5
Trade payables	-27.3
Current tax liabilities	-1.4
Other liabilities	-29.7
Time charter contracts	-1.6
Deferred income	-0.4
Net assets acquired	356.4
Goodwill	11.4
Consideration (purchase price)	367.8

Of which:
Shares	349.8
Warrants	18.0
367.8